EXHIBIT A
                       TO LOAN AGREEMENT
                         BY AND BETWEEN
             EMPLOYEE STOCK OWNERSHIP PLAN TRUST OF
                  DIME COMMUNITY BANCORP, INC.
                     AND CERTAIN AFFILIATES
                              AND
                    DIME COMMUNITY BANCORP, INC.


                    FORM OF PROMISSORY NOTE


$11,638,000                                       Brooklyn, New York
PRINCIPAL AMOUNT                                  June 26, 1996


           FOR VALUE RECEIVED, the undersigned, Employee Stock Ownership Plan Trust of Dime Community Bancorp, Inc. and Certain Affiliates ("Borrower"), acting by and through its Trustee, Marine Midland Bank ("Trustee"), hereby promises to pay to the order of Dime Community Bancorp, Inc. ("Lender") ELEVEN MILLION, SIX HUNDRED THIRTY-EIGHT THOUSAND DOLLARS ($11,638,000.00) payable in accordance with the Loan Agreement made and entered into between the Borrower and the Lender as of June 26, 1996 ("Loan Agreement") pursuant to which this Promissory Note is issued, in one annual installment of $96,983.33, payable on June 28, 1996 and nine annual installments of ONE MILLION, ONE HUNDRED SIXTY-THREE THOUSAND, EIGHT HUNDRED DOLLARS ($1,163,800) commencing on the last Business Day of June, 1997 and continuing on the last Business Day of June of each calendar year until the last Business Day of June, 2005, and one annual installment payable on June 26, 2006, at which time the entire Principal Amount then outstanding and all accrued interest shall become due and payable; provided, however, that the Borrower shall not be required to make any payment of principal due to be made in any Fiscal Year to the extent that (i) following such payment, the consolidated return on average assets of Dime Community Bancorp Inc. for such Fiscal Year would be less than one-half of one percent (0.5%) or the consolidated return on average equity for such Fiscal Year would be less than four percent (4%) or (ii) such payment would not be deductible for federal income tax purposes for such Fiscal Year under section 404 of the Code. Any payment not required to made pursuant to the clause (i) of the above proviso shall be deferred to and be payable on the earlier of the tenth (10th) anniversary of the loan origination date or the last day of the first Fiscal Year in which such proviso would not apply to alleviate a requirement of payment; and payment not required to be made pursuant to clause (ii) of the above proviso shall be deferred to and be payable on the last day of the first Fiscal Year in which such payment may be made on a tax deductible basis.

           This Promissory Note shall bear interest at the rate per annum set forth or established under the Loan Agreement, such interest to be payable quarterly in arrears, commencing on June 28, 1996 and thereafter on the last Business Day of each calendar quarter and upon payment or prepayment of this Promissory Note.

           Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

           Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender at 209 Havemeyer Street, Brooklyn, New York 11211, or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

           Failure to make any payment of principal on this Promissory Note when due, or failure to make any payment of interest on this Promissory Note not later than five (5) Business Days after the date when due, shall constitute a default here under, whereupon the principal amount of and accrued interest on this Promissory Note shall immediately become due and payable in accordance with the terms of the Loan Agreement.

           This Promissory Note is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.


                                Employee Stock Ownership Plan Trust
                                of Dime Community Bancorp, Inc.
                                and Certain Affiliates



                                By     Marine Midland Bank, as Trustee


                                By:    /s/ Richard A. Glover

                                Title: Vice President

                           EXHIBIT B
                       TO LOAN AGREEMENT
                         BY AND BETWEEN
             EMPLOYEE STOCK OWNERSHIP PLAN TRUST OF
                  DIME COMMUNITY BANCORP, INC.
                     AND CERTAIN AFFILIATES
                              AND
                   DIME COMMUNITY BANCORP, INC.


                    FORM OF PLEDGE AGREEMENT



           This PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 26th day of June, 1996, by and between the EMPLOYEE STOCK OWNERSHIP PLAN TRUST OF DIME COMMUNITY BANCORP, INC. AND CERTAIN AFFILIATES, acting by and through its Trustee, MARINE MIDLAND BANK, a banking corporation organized under the laws of the State of New York and having office at 250 Park Avenue, New York, New York 10177 ("Pledgor"), and Dime Community Bancorp, Inc., corporation organized and existing under the laws of the State of New York, having an office at 209 Havemeyer Street, Brooklyn, New York 11211 ("Pledgee").


                     W I T N E S S E T H :


           Whereas, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of a Loan Agree ment of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee;

           Now, Therefore, in consideration of the mutual agree ments contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

           Section 1. Definitions. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

           (a) Collateral shall mean the Pledged Shares and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares and rights.

          (b) Event of Default shall mean an event so defined in the Loan Agreement.

           (c) Liabilities shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contin-gent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

          (d) Pledged Shares shall mean all the shares of Common Stock of Dime Community Bancorp, Inc. purchased by the Pledgor with the proceeds of the loan made by the Pledgee to the Pledgor pursuant to the Loan Agreement, but excluding any such shares previously released pursuant to section 4.

           Section 2. Pledge. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon, the Collateral.

           Section  3.   Representations and  Warranties  of  the
Pledgor. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

           (a) the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral here under do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

           (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

          (c) this Pledge Agreement is the legal, valid, binding and enforceable obligation of the Pledgor in accordance with its terms;

          (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

          (e) subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstand ing, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

          Section 4.  Eligible Collateral.

           (a) As used herein the term "Eligible Collateral" shall mean that amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default (without regard to any amounts owing solely as the result of an acceleration of the Loan Agreement) or such lesser amount of Collateral as may be required pursuant to section 13 of this Pledge Agreement.

           (b) The Pledged Shares shall be released from this Pledge Agreement in a manner conforming to the requirements of Treasury Regulations Section 54.4975-7(b)(8), as the same may be from time to time amended or supplemented, and section 6.4(b) of the ESOP. Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Eligible Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Eligible Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Eligible Collateral.

          Section 5.  Delivery.

           (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement (i) an assignment by the Pledgor of all the Pledgor's rights to and interest in the Pledged Shares and (ii) an irrevocable proxy, in form and substance satisfactory to the Pledgee, signed by the Pledgor with respect to the Pledged Shares.

           (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertain ing to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and (ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Col lateral.

          Section 6.  Events of Default.

           (a) If a Default or an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note, and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to the Eligible Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instru ments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposi tion of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Subject to section 13 below, any proceeds of any disposition of Eligible Collateral may be applied by the
Pledgee to the payment of expenses in connection with the Eligible Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in section 1 hereof.

           (b) In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of ap plicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or offi cial, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

           Section 7. Payment in Full. Upon the payment in full of all outstanding Liabilities, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

          Section 8. No Waiver. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

          Section 9. Binding Effect; No Assignment or Delegation. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective suc cessors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be with held). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

           Section  10.   Governing Law.  This  Pledge  Agreement
shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements to be performed wholly within the State of New York.

           Section 11. Notices. All notices, requests, instruc tions or documents hereunder shall be in writing and delivered personally or sent by United States mail, registered or cer tified, return receipt requested, with proper postage prepaid, as follows:

          (a)  If to the Pledgee:

                    Dime Community Bancorp, Inc.
                    209 Havemeyer Street
                    Brooklyn, New York  11211
                    Attention:     Mr. Vincent F. Palagiano
                                   Chief Executive Officer

               with a copy to:

                    Thacher Proffitt & Wood
                    Two World Trade Center, 39th Floor
                    New York, New York  10048
                    Attention:     W. Edward Bright, Esq.

          (b)  If to the Pledgor:

                    Employee Stock Ownership Plan Trust
                      of Dime Community Bancorp, Inc.
                      and Certain Affiliates
                    c/o The Dime Savings Bank of Williamsburgh
                    209 Havemeyer Street
                    Brooklyn, New York  11211
                    Attention:     Mr. Vincent F. Palagiano
                                   Chief Executive Officer

               with copies to:

                    Marine Midland Bank
                    250 Park Avenue
                    New York, New York  10177
                    Attention:     Mr. Richard A. Glover
                                   Vice President

                    Thacher Proffitt & Wood
                    Two World Trade Center, 39th Floor
                    New York, New York  10048
                    Attention:     W. Edward Bright, Esq.

or at such other address as either of the parties may designate by written notice to the other party. If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made, and, if delivered by mail, the date on which such notice, request, instruction or document is deposited in the mail shall be the date of delivery. Each notice, request, instruction or document shall bear the date on which it is delivered.

           Section 12. Interpretation. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

          Section 13. Construction. All provisions hereof shall be construed so as to maintain (a) the ESOP as a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 (the "Code"), (b) the Trust as exempt from taxation under section 501(a) of the Code and (c) the Trust Loan as an exempt loan under section 54.4975-7(b) of the Treasury Regulations and as described in Department of Labor Regulation section 2550.408b-3.

          In Witness Whereof, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.

                             Employee Stock Ownership Plan Trust
                              of Dime Community Bancorp, Inc.
                              and Certain Affiliates


                             By     Marine Midland Bank, as Trustee
                                    and not in any other capacity

                             By:    /s/ Richard A. Glover

                             Title: Vice President



                             Dime Community Bancorp, Inc.


                             By:    /s/ Michael P. Devine


                             Title: Executive Vice President

                           EXHIBIT C
                       TO LOAN AGREEMENT
                         BY AND BETWEEN
             EMPLOYEE STOCK OWNERSHIP PLAN TRUST OF
                  DIME COMMUNITY BANCORP, INC.
                     AND CERTAIN AFFILIATES
                              AND
                    DIME COMMUNITY BANCORP, INC.


                       FORM OF ASSIGNMENT



           In consideration of the loan made by Dime Community Bancorp, Inc. ("Lender") to the Employee Stock Ownership Plan Trust of Dime Community Bancorp, Inc. and Certain Affiliates ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and pursuant to the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, the undersigned Borrower hereby transfers, assigns and conveys to Lender all its right, title and interest in and to those certain shares of common stock of the Lender which it shall purchase with the proceeds of the loan made pursuant to the Loan Agreement, and agrees to transfer and endorse to Lender the certificates representing such shares as and when required pursuant to the Loan Agreement or Pledge Agreement.

                               Employee Stock Ownership Plan Trust
                                of Dime Community Bancorp, Inc.
                                and Certain Affiliates

                               By      Marine Midland Bank, as Trustee
                                       and not in any other capacity

                               By:     /s/ Richard A. Glover

                               Title:  Vice President

June 26, 1996

                           EXHIBIT D
                       TO LOAN AGREEMENT
                         BY AND BETWEEN
             EMPLOYEE STOCK OWNERSHIP PLAN TRUST OF
                  DIME COMMUNITY BANCORP, INC.
                     AND CERTAIN AFFILIATES
                              AND
                    DIME COMMUNITY BANCORP, INC.


                   FORM OF IRREVOCABLE PROXY



     In consideration of the loan made by Dime Community Bancorp, Inc. ("Lender") to the Employee Stock Ownership Plan Trust of Dime Community Bancorp, Inc. and Certain Affiliates ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, the undersigned Borrower hereby appoints the Lender as its proxy, with power of substitution, to represent and to vote those certain shares of common stock of the Lender which it shall purchase with the proceeds of the loan made pursuant to the Loan Agreement. This proxy, when properly executed, shall be irrevocable and shall give the Lender full power and authority to vote on any and all matters for which other holders of shares of common stock of the Lender are entitled to vote.

                              Employee Stock Ownership Plan Trust
                               of Dime Community Bancorp, Inc.
                               and Certain Affiliates

                              By:   Marine Midland Bank, as Trustee
                                     and not in any other capacity

                              By:    /s/ Richard A. Glover

                              Title: Vice President

June 26, 1996